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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                       SUPPLEMENT DATED FEBRUARY 12, 2007
                                       TO
                       PROSPECTUS DATED FEBRUARY 12, 2007

This Supplement applies to Venture Vision(R) variable annuity contracts ("Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("we," "us," "our") and distributed through an authorized representative of the selling firm that offers the Contracts to you.

You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

HOW CAN I INVEST MONEY IN THE CONTRACT?

In the "Overview" section of the prospectus, in response to the question "How can I invest money in the Contract?," we replace the disclosure to reflect that the minimum subsequent Purchase Payment allowed on either a Qualified or Non-Qualified contract is $30. The disclosure for the section is changed, therefore, as follows:

     We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments.

   TYPE OF       MINIMUM INITIAL   MINIMUM SUBSEQUENT
   CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
-------------   ----------------   ------------------
Non-Qualified        $25,000               $30
  Qualified          $25,000               $30

     Generally, you may make additional Purchase Payments at any time. If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.

ACCUMULATION PERIOD PROVISIONS

In the "Description of the Contract" section of the prospectus, under "Accumulation Period Provisions\ Purchase Payments," we amend the disclosure to reflect that the minimum subsequent Purchase Payment allowed on either a Qualified or Non-Qualified Contract is $30. The disclosure for the first paragraph is changed, therefore, as follows:

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $25,000. Subsequent Purchase Payments must be at least $30 for Qualified and Non-Qualified Contracts. All Purchase Payments must be in U.S dollars. We can provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

                       SUPPLEMENT DATED FEBRUARY 12, 2007


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